DISCOVER FINANCIAL SERVICES										Exhibit 99.2
EARNINGS SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Dec 31, 2019 vs. Dec 31, 2018		Dec 31, 2019	Dec 31, 2018	2019 vs. 2018
EARNINGS SUMMARY
Interest Income	$3,039	$3,040	$2,977	$2,937	$2,907	$132	5%	$11,993	$10,893	$1,100	10%
Interest Expense	615	638	645	632	605	10	2%	2,530	2,139	391	18%
Net Interest Income	2,424	2,402	2,332	2,305	2,302	122	5%	9,463	8,754	709	8%
Discount/Interchange Revenue	800	775	759	677	752	48	6%	3,011	2,875	136	5%
Rewards Cost	519	520	460	446	475	44	9%	1,945	1,801	144	8%
Discount and Interchange Revenue, net	281	255	299	231	277	4	1%	1,066	1,074	(8)	(1%)
Protection Products Revenue	48	48	49	49	50	(2)	(4%)	194	204	(10)	(5%)
Loan Fee Income	123	120	102	104	108	15	14%	449	402	47	12%
Transaction Processing Revenue	51	52	48	46	46	5	11%	197	178	19	11%
Other Income	17	23	22	28	24	(7)	(29%)	90	97	(7)	(7%)
Total Non-Interest Income	520	498	520	458	505	15	3%	1,996	1,955	41	2%

Revenue Net of Interest Expense	2,944	2,900	2,852	2,763	2,807	137	5%	11,459	10,709	750	7%

Provision for Loan Losses	836	799	787	809	800	36	5%	3,231	3,035	196	6%

Employee Compensation and Benefits	447	439	427	425	414	33	8%	1,738	1,627	111	7%
Marketing and Business Development	234	230	224	195	230	4	2%	883	857	26	3%
Information Processing & Communications	113	96	101	99	93	20	22%	409	350	59	17%
Professional Fees	214	189	183	167	190	24	13%	753	672	81	12%
Premises and Equipment	27	26	26	28	26	1	4%	107	102	5	5%
Other Expense	149	127	117	110	157	(8)	(5%)	503	469	34	7%
Total Operating Expense	1,184	1,107	1,078	1,024	1,110	74	7%	4,393	4,077	316	8%

Income Before Income Taxes	924	994	987	930	897	27	3%	3,835	3,597	238	7%
Tax Expense	216	224	234	204	210	6	3%	878	855	23	3%
Net Income	$708	$770	$753	$726	$687	$21	3%	$2,957	$2,742	$215	8%

Net Income Allocated to Common Stockholders	$704	$749	$747	$705	$681	$23	3%	$2,908	$2,689	$219	8%

Effective Tax Rate	23.4%	22.5%	23.8%	21.9%	23.5%			22.9%	23.8%

Net Interest Margin	10.29%	10.43%	10.47%	10.46%	10.35%	(6)	bps	10.41%	10.27%	14	bps
Operating Efficiency	40.2%	38.2%	37.8%	37.1%	39.6%	60	bps	38.3%	38.1%	20	bps
ROE	24%	26%	26%	26%	25%			26%	25%
Capital Returned to Common Stockholders	$521	$540	$571	$601	$578	($57)	(10%)	$2,233	$2,498	($265)	(11%)
Payout Ratio	74%	72%	76%	85%	85%			77%	93%

Ending Common Shares Outstanding	310	315	319	325	331	(21)	(6%)	310	331	(21)	(6%)
Weighted Average Common Shares Outstanding	312	317	322	328	335	(23)	(7%)	320	344	(24)	(7%)
Weighted Average Common Shares Outstanding (fully diluted)	313	317	323	328	335	(22)	(7%)	320	345	(25)	(7%)

PER SHARE STATISTICS
Basic EPS	$2.25	$2.36	$2.32	$2.15	$2.04	$0.21	10%	$9.09	$7.81	$1.28	16%
Diluted EPS	$2.25	$2.36	$2.32	$2.15	$2.03	$0.22	11%	$9.08	$7.79	$1.29	17%
Common Dividends Declared Per Share	$0.44	$0.44	$0.40	$0.40	$0.40	$0.04	10%	$1.68	$1.50	$0.18	12%
Common Stock Price (period end)	$84.82	$81.09	$77.59	$71.16	$58.98	$25.84	44%	$84.82	$58.98	$25.84	44%
Book Value per share	$38.24	$37.20	$35.97	$34.60	$33.58	$4.66	14%	$38.24	$33.58	$4.66	14%

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET SUMMARY
(unaudited, in millions)
	Quarter Ended
	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Dec 31, 2019 vs. Dec 31, 2018
BALANCE SHEET SUMMARY
Assets
Cash and Investment Securities	$17,559	$17,761	$19,934	$21,456	$18,515	($956)	(5%)
Total Loan Receivables	95,894	92,493	90,229	88,743	90,512	5,382	6%
Allowance for Loan Losses	(3,383)	(3,299)	(3,202)	(3,134)	(3,041)	(342)	(11%)
Net Loan Receivables	92,511	89,194	87,027	85,609	87,471	5,040	6%
Premises and Equipment, net	1,057	1,028	1,008	980	936	121	13%
Goodwill and Intangible Assets, net	410	414	415	415	416	(6)	(1%)
Other Assets	2,459	2,389	2,323	2,260	2,215	244	11%
Total Assets	$113,996	$110,786	$110,707	$110,720	$109,553	$4,443	4%

Liabilities & Stockholders' Equity
Direct to Consumer and Affinity Deposits	$54,409	$52,298	$49,686	$47,730	$44,669	$9,740	22%
Brokered Deposits and Other Deposits	18,337	18,723	20,048	21,186	23,090	(4,753)	(21%)
Deposits	72,746	71,021	69,734	68,916	67,759	4,987	7%
Securitized Borrowings	14,284	12,820	14,214	15,351	16,917	(2,633)	(16%)
Other Borrowings	11,417	11,634	10,949	10,925	10,311	1,106	11%
Borrowings	25,701	24,454	25,163	26,276	27,228	(1,527)	(6%)
Accrued Expenses and Other Liabilities	3,690	3,594	4,317	4,269	3,436	254	7%
Total Liabilities	102,137	99,069	99,214	99,461	98,423	3,714	4%
Total Equity	11,859	11,717	11,493	11,259	11,130	729	7%
Total Liabilities and Stockholders' Equity	$113,996	$110,786	$110,707	$110,720	$109,553	$4,443	4%

LIQUIDITY
Liquidity Portfolio	$16,608	$16,732	$17,283	$20,050	$15,923	685	4%
Undrawn Credit Facilities [1]	39,720	39,355	38,466	37,870	36,986	2,734	7%
Total Liquidity	$56,328	$56,087	$55,749	$57,920	$52,909	$3,419	6%

1 Excludes investments pledged to the Federal Reserve, which is included within the liquidity portfolio

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET STATISTICS
(unaudited, in millions)
	Quarter Ended
	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Dec 31, 2019 vs. Dec 31, 2018
BALANCE SHEET STATISTICS
Total Common Equity	$11,296	$11,154	$10,930	$10,696	$10,567	$729	7%
Total Common Equity/Total Assets	9.9%	10.1%	9.9%	9.7%	9.6%
Total Common Equity/Net Loans	12.2%	12.5%	12.6%	12.5%	12.1%

Tangible Assets	$113,586	$110,372	$110,292	$110,305	$109,137	$4,449	4%
Tangible Common Equity [1]	$10,886	$10,740	$10,515	$10,281	$10,151	$735	7%
Tangible Common Equity/Tangible Assets [1]	9.6%	9.7%	9.5%	9.3%	9.3%
Tangible Common Equity/Net Loans [1]	11.8%	12.0%	12.1%	12.0%	11.6%
Tangible Common Equity per share [1]	$35.10	$34.10	$32.91	$31.60	$30.63	$4.47	15%

REGULATORY CAPITAL RATIOS	Basel III Transition
Total Risk Based Capital Ratio	13.5%	13.7%	13.7%	13.9%	13.5%
Tier 1 Risk Based Capital Ratio	11.8%	12.0%	12.0%	12.1%	11.7%
Tier 1 Leverage Ratio	10.3%	10.3%	10.2%	10.0%	10.1%
Common Equity Tier 1 Capital Ratio	11.2%	11.4%	11.4%	11.5%	11.1%

1 Tangible Common Equity ("TCE") is a non-GAAP measure. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure see Reconciliation of GAAP to non-GAAP Data schedule

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
AVERAGE BALANCE SHEET
(unaudited, in millions)
	Quarter Ended
	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Dec 31, 2019 vs. Dec 31, 2018
AVERAGE BALANCES
Assets
Cash and Investment Securities	$17,579	$17,215	$18,906	$18,417	$17,660	($81)	—%
Restricted Cash	58	737	888	804	609	(551)	(90%)
Credit Card Loans	74,814	73,248	71,492	71,363	70,563	4,251	6%
Private Student Loans	9,660	9,459	9,464	9,654	9,344	316	3%
Personal Loans	7,675	7,522	7,419	7,468	7,540	135	2%
Other Loans	1,288	1,116	983	868	760	528	69%
Total Loans	93,437	91,345	89,358	89,353	88,207	5,230	6%
Total Interest Earning Assets	111,074	109,297	109,152	108,574	106,476	4,598	4%
Allowance for Loan Losses	(3,294)	(3,198)	(3,133)	(3,040)	(2,924)	(370)	(13%)
Other Assets	4,835	4,674	4,539	4,455	4,520	315	7%
Total Assets	$112,615	$110,773	$110,558	$109,989	$108,072	$4,543	4%

Liabilities and Stockholders' Equity
Direct to Consumer and Affinity Deposits	$52,992	$50,497	$48,211	$45,841	$43,514	$9,478	22%
Brokered Deposits and Other Deposits	17,865	19,132	20,213	21,799	21,574	(3,709)	(17%)
Total Interest-bearing Deposits	70,857	69,629	68,424	67,640	65,088	5,769	9%
Short-term Borrowings	—	1	—	1	2	(2)	(100%)
Securitized Borrowings	13,562	13,719	15,179	15,865	16,427	(2,865)	(17%)
Other Long-term Borrowings	11,542	11,047	10,932	10,711	10,756	786	7%
Total Interest-bearing Liabilities	95,961	94,396	94,535	94,217	92,273	3,688	4%
Other Liabilities & Stockholders' Equity	16,654	16,377	16,023	15,772	15,799	855	5%
Total Liabilities and Stockholders' Equity	$112,615	$110,773	$110,558	$109,989	$108,072	$4,543	4%

AVERAGE YIELD
Assets
Cash and Investment Securities	2.05%	2.26%	2.46%	2.51%	2.35%	(30)	bps
Restricted Cash	1.39%	2.11%	2.32%	2.35%	2.28%	(89)	bps
Credit Card Loans	13.08%	13.35%	13.44%	13.42%	13.20%	(12)	bps
Private Student Loans	8.43%	8.54%	8.59%	8.63%	8.31%	12	bps
Personal Loans	13.23%	13.17%	13.02%	12.86%	12.76%	47	bps
Other Loans	6.27%	6.72%	6.83%	6.85%	6.57%	(30)	bps
Total Loans	12.52%	12.76%	12.82%	12.79%	12.59%	(7)	bps
Total Interest Earning Assets	10.86%	11.03%	10.94%	10.97%	10.83%	3	bps

AVERAGE RATES
Liabilities and Stockholders' Equity
Direct to Consumer and Affinity Deposits	2.03%	2.16%	2.20%	2.15%	2.00%	3	bps
Brokered Deposits and Other Deposits	2.72%	2.73%	2.71%	2.67%	2.58%	14	bps
Total Interest-bearing Deposits	2.20%	2.32%	2.35%	2.32%	2.20%	0	bps
Short-term Borrowings	1.72%	2.18%	2.59%	2.59%	2.42%	(70)	bps
Securitized Borrowings	2.62%	2.95%	3.01%	3.05%	2.87%	(25)	bps
Other Long-term Borrowings	4.53%	4.64%	4.75%	4.81%	4.65%	(12)	bps
Total Interest-bearing Liabilities	2.54%	2.68%	2.73%	2.72%	2.60%	(6)	bps

Net Interest Margin	10.29%	10.43%	10.47%	10.46%	10.35%	(6)	bps
Net Yield on Interest-earning Assets	8.66%	8.72%	8.57%	8.61%	8.57%	9	bps

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Dec 31, 2019 vs. Dec 31, 2018		Dec 31, 2019	Dec 31, 2018	2019 vs. 2018
TOTAL LOAN RECEIVABLES
Ending Loans [1,2]	$95,894	$92,493	$90,229	$88,743	$90,512	$5,382	6%	$95,894	$90,512	$5,382	6%
Average Loans [1,2]	$93,437	$91,345	$89,358	$89,353	$88,207	$5,230	6%	$90,886	$85,256	$5,630	7%

Interest Yield	12.52%	12.76%	12.82%	12.79%	12.59%	(7)	bps	12.72%	12.39%	33	bps
Gross Principal Charge-off Rate	4.00%	3.87%	4.03%	4.02%	3.77%	23	bps	3.98%	3.73%	25	bps
Gross Principal Charge-off Rate excluding PCI Loans [3]	4.05%	3.93%	4.10%	4.10%	3.85%	20	bps	4.04%	3.81%	23	bps
Net Principal Charge-off Rate	3.19%	3.05%	3.22%	3.25%	3.08%	11	bps	3.17%	3.06%	11	bps
Net Principal Charge-off Rate excluding PCI Loans [3]	3.23%	3.09%	3.27%	3.31%	3.14%	9	bps	3.23%	3.13%	10	bps
Delinquency Rate (30 or more days) excluding PCI Loans [3]	2.40%	2.32%	2.18%	2.28%	2.31%	9	bps	2.40%	2.31%	9	bps
Delinquency Rate (90 or more days) excluding PCI Loans [3]	1.15%	1.06%	1.04%	1.10%	1.08%	7	bps	1.15%	1.08%	7	bps
Gross Principal Charge-off Dollars	$941	$891	$898	$887	$839	$102	12%	$3,617	$3,182	$435	14%
Net Principal Charge-off Dollars	$751	$702	$718	$715	$686	$65	9%	$2,886	$2,612	$274	10%
Net Interest and Fee Charge-off Dollars	$166	$156	$158	$158	$142	$24	17%	$638	$551	$87	16%
Loans Delinquent 30 or more days [3]	$2,276	$2,114	$1,939	$1,988	$2,049	$227	11%	$2,276	$2,049	$227	11%
Loans Delinquent 90 or more days [3]	$1,089	$968	$922	$959	$961	$128	13%	$1,089	$961	$128	13%

Allowance for Loan Loss (period end)	$3,383	$3,299	$3,202	$3,134	$3,041	$342	11%	$3,383	$3,041	$342	11%
Reserve Change Build/ (Release) [4]	$85	$97	$69	$94	$114	($29)		$345	$423	($78)
Reserve Rate	3.53%	3.57%	3.55%	3.53%	3.36%	17	bps	3.53%	3.36%	17	bps
Reserve Rate Excluding PCI Loans [3]	3.55%	3.59%	3.58%	3.57%	3.39%	16	bps	3.55%	3.39%	16	bps

CREDIT CARD LOANS
Ending Loans	$77,181	$73,968	$72,393	$70,789	$72,876	$4,305	6%	$77,181	$72,876	$4,305	6%
Average Loans	$74,814	$73,248	$71,492	$71,363	$70,563	$4,251	6%	$72,740	$67,953	$4,787	7%

Interest Yield	13.08%	13.35%	13.44%	13.42%	13.20%	(12)	bps	13.32%	13.00%	32	bps
Gross Principal Charge-off Rate	4.34%	4.25%	4.43%	4.40%	4.01%	33	bps	4.35%	4.02%	33	bps
Net Principal Charge-off Rate	3.41%	3.32%	3.49%	3.50%	3.23%	18	bps	3.43%	3.26%	17	bps
Delinquency Rate (30 or more days)	2.62%	2.50%	2.34%	2.45%	2.43%	19	bps	2.62%	2.43%	19	bps
Delinquency Rate (90 or more days)	1.32%	1.21%	1.18%	1.26%	1.22%	10	bps	1.32%	1.22%	10	bps
Gross Principal Charge-off Dollars	$818	$784	$789	$774	$713	$105	15%	$3,165	$2,734	$431	16%
Net Principal Charge-off Dollars	$644	$611	$623	$616	$575	$69	12%	$2,494	$2,213	$281	13%
Loans Delinquent 30 or more days	$2,019	$1,847	$1,692	$1,731	$1,772	$247	14%	$2,019	$1,772	$247	14%
Loans Delinquent 90 or more days	$1,020	$897	$857	$891	$887	$133	15%	$1,020	$887	$133	15%

Allowance for Loan Loss (period end)	$2,883	$2,799	$2,691	$2,622	$2,528	$355	14%	$2,883	$2,528	$355	14%
Reserve Change Build/ (Release)	$84	$108	$69	$94	$104	($20)		$355	$381	($26)
Reserve Rate	3.74%	3.78%	3.72%	3.70%	3.47%	27	bps	3.74%	3.47%	27	bps

Total Discover Card Volume	$42,794	$41,168	$39,935	$36,386	$40,655	$2,139	5%	$160,283	$152,826	$7,457	5%
Discover Card Sales Volume	$39,188	$37,432	$36,664	$32,899	$37,208	$1,980	5%	$146,183	$139,031	$7,152	5%
Rewards Rate	1.32%	1.38%	1.25%	1.35%	1.28%	4	bps	1.33%	1.29%	4	bps

1 Total Loans includes Home Equity and other loans

2 Purchased Credit Impaired ("PCI") loans are loans that were acquired in which a deterioration in credit quality occurred between the origination date and the acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables

3 Excludes PCI loans (described above) which are accounted for on a pooled basis. Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful. Because the Company is recognizing interest income on a pool of loans, it is all considered to be performing

4 Allowance for loan loss includes the net change in reserves on PCI pools having no remaining non-accretable difference which does not impact the reserve change build/(release) in provision for loan losses

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Dec 31, 2019 vs. Dec 31, 2018		Dec 31, 2019	Dec 31, 2018	2019 vs. 2018
PRIVATE STUDENT LOANS
Ending Loans (excluding PCI)	$8,402	$8,395	$7,943	$8,071	$7,728	$674	9%	$8,402	$7,728	$674	9%
Ending PCI Loans [1]	1,251	1,341	1,432	1,531	1,637	(386)	(24%)	1,251	1,637	(386)	(24%)
Ending Loans	$9,653	$9,736	$9,375	$9,602	$9,365	$288	3%	$9,653	$9,365	$288	3%

Interest Yield	8.43%	8.54%	8.59%	8.63%	8.31%	12	bps	8.55%	8.11%	44	bps
Net Principal Charge-off Rate	1.02%	0.59%	0.61%	0.66%	0.86%	16	bps	0.72%	0.91%	(19)	bps
Net Principal Charge-off Rate excluding PCI Loans [2]	1.18%	0.69%	0.73%	0.79%	1.05%	13	bps	0.85%	1.14%	(29)	bps
Delinquency Rate (30 or more days) excluding PCI Loans [2]	1.72%	1.78%	1.67%	1.76%	2.00%	(28)	bps	1.72%	2.00%	(28)	bps

Reserve Rate	1.53%	1.51%	1.79%	1.75%	1.80%	(27)	bps	1.53%	1.80%	(27)	bps
Reserve Rate excluding PCI Loans [2]	1.50%	1.47%	1.80%	1.78%	1.85%	(35)	bps	1.50%	1.85%	(35)	bps

PERSONAL LOANS
Ending Loans	$7,687	$7,596	$7,414	$7,428	$7,454	$233	3%	$7,687	$7,454	$233	3%

Interest Yield	13.23%	13.17%	13.02%	12.86%	12.76%	47	bps	13.07%	12.60%	47	bps
Net Principal Charge-off Rate	4.26%	3.99%	4.33%	4.53%	4.49%	(23)	bps	4.28%	4.15%	13	bps
Delinquency Rate (30 or more days)	1.37%	1.49%	1.49%	1.51%	1.60%	(23)	bps	1.37%	1.60%	(23)	bps

Reserve Rate	4.53%	4.59%	4.56%	4.55%	4.53%	0	bps	4.53%	4.53%	0	bps

1 Purchased Credit Impaired ("PCI") loans are loans that were acquired in which a deterioration in credit quality occurred between the origination date and the acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables

2 Excludes PCI loans (described above) which are accounted for on a pooled basis. Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful. Because the Company is recognizing interest income on a pool of loans, it is all considered to be performing

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
SEGMENT RESULTS AND VOLUME STATISTICS
(unaudited, in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Dec 31, 2019 vs. Dec 31, 2018		Dec 31, 2019	Dec 31, 2018	2019 vs. 2018
DIRECT BANKING
Interest Income	$3,039	$3,040	$2,976	$2,937	$2,906	$133	5%	$11,992	$10,892	$1,100	10%
Interest Expense	615	638	645	632	605	10	2%	2,530	2,139	391	18%
Net Interest Income	2,424	2,402	2,331	2,305	2,301	123	5%	9,462	8,753	709	8%
Non-Interest Income	431	409	436	372	432	(1)	0%	1,648	1,645	3	—%
Revenue Net of Interest Expense	2,855	2,811	2,767	2,677	2,733	122	4%	11,110	10,398	712	7%
Provision for Loan Losses	838	799	787	809	800	38	5%	3,233	3,035	198	7%
Total Operating Expense	1,134	1,069	1,039	989	1,059	75	7%	4,231	3,918	313	8%
Income Before Income Taxes	$883	$943	$941	$879	$874	$9	1%	$3,646	$3,445	$201	6%

Net Interest Margin	10.29%	10.43%	10.47%	10.46%	10.35%	(6)	bps	10.41%	10.27%	14	bps
Pretax Return on Loan Receivables	3.75%	4.09%	4.23%	3.99%	3.93%	(18)	bps	4.01%	4.04%	(3)	bps

Allowance for Loan Loss (period end)	$3,383	$3,298	$3,200	$3,133	$3,039	$344	11%	$3,383	$3,039	$344	11%
Reserve Change Build/ (Release) [1]	$87	$98	$69	$94	$120	($33)		$348	$429	($81)

PAYMENT SERVICES
Interest Income	$—	$—	$1	$—	$1	($1)	(100%)	$1	$1	$—	—%
Interest Expense	—	—	—	—	—	—	NM	—	—	—	NM
Net Interest Income	—	—	1	—	1	(1)	(100%)	1	1	—	—%
Non-Interest Income	89	89	84	86	73	16	22%	348	310	38	12%
Revenue Net of Interest Expense	89	89	85	86	74	15	20%	349	311	38	12%
Provision for Loan Losses	(2)	—	—	—	—	(2)	NM	(2)	—	(2)	NM
Total Operating Expense	50	38	39	35	51	(1)	(2%)	162	159	3	2%
Income Before Income Taxes	$41	$51	$46	$51	$23	$18	78%	$189	$152	$37	24%

TRANSACTIONS PROCESSED ON NETWORKS
Discover Network	731	710	671	605	663	68	10%	2,717	2,469	248	10%
PULSE Network	1,253	1,220	1,183	1,132	1,169	84	7%	4,788	4,364	424	10%
Total	1,984	1,930	1,854	1,737	1,832	152	8%	7,505	6,833	672	10%

NETWORK VOLUME
PULSE Network	$50,037	$47,535	$47,389	$47,106	$47,082	$2,955	6%	$192,067	$179,792	$12,275	7%
Network Partners	7,099	6,656	5,950	5,663	4,680	2,419	52%	25,368	18,948	6,420	34%
Diners Club International [2]	8,831	8,386	8,472	8,278	8,700	131	2%	33,967	33,877	90	—%
Total Payment Services	65,967	62,577	61,811	61,047	60,462	5,505	9%	251,402	232,617	18,785	8%
Discover Network - Proprietary	40,579	38,722	37,891	34,051	38,502	2,077	5%	151,243	143,865	7,378	5%
Total	$106,546	$101,299	$99,702	$95,098	$98,964	$7,582	8%	$402,645	$376,482	$26,163	7%

1 Allowance for loan loss includes the net change in reserves on PCI pools having no remaining non-accretable difference which does not impact the reserve change build/(release) in provision for loan losses

2 Volume is derived from data provided by licencees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES - GLOSSARY OF FINANCIAL TERMS

Balance Sheet & Regulatory Capital Terms
Liquidity Portfolio represents cash and cash equivalents (excluding cash-in-process) and other investments

Regulatory Capital Ratios at September 30, 2019 are preliminary
• Total Risk Based Capital Ratio represents total capital divided by risk-weighted assets
• Tier 1 Capital Ratio represents tier 1 capital divided by risk-weighted assets
• Tier 1 Leverage Ratio represents tier 1 capital divided by average total assets
• Common Equity Tier 1 Capital Ratio represents common equity tier 1 capital divided by risk weighted assets

Tangible Assets represents total assets less goodwill and intangibles

Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents total common equity less goodwill and intangibles. The Company believes TCE is a meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP Data

Tangible Common Equity/Net Loans, a non-GAAP measure, represents TCE divided by total loans less the allowance for loan loss (period end)

Tangible Common Equity per Share, a non-GAAP measure, represents TCE divided by ending common shares outstanding

Tangible Common Equity/Tangible Assets, a non-GAAP measure, represents TCE divided by total assets less goodwill and intangibles

Undrawn Credit Facilities represents asset-backed conduit funding facilities and Federal Reserve discount window (excluding investments pledged to the Federal Reserve, which are included within the liquidity investment portfolio)

Credit Related Terms
Delinquency Rate (30 or more days) represents loans delinquent thirty days or more divided by ending loans (total or respective product loans, as appropriate)

Delinquency Rate (90 or more days) represents loans delinquent ninety days or more divided by ending loans (total or respective product loans, as appropriate)

Gross Principal Charge-off Rate represents gross principal charge-off dollars (annualized) divided by average loans for the reporting period (total or respective product loans, as appropriate)

Net Principal Charge-off Rate represents net principal charge-off dollars (annualized) divided by average loans for the reporting period (total or respective product loans, as appropriate)

Reserve Rate represents the allowance for loan losses divided by total loans (total or respective product loans, as appropriate)

Earnings and Shareholder Return Terms
Book Value per share represents total equity divided by ending common shares outstanding

Capital Returned to Common Stockholders represents common stock dividends declared and treasury share repurchases, excluding common stock issued under employee benefit plans and stock based compensation

Earnings Per Share represents net income allocated to common stockholders divided by the weighted average common shares outstanding

Interest Yield represents interest income on loan receivables (annualized) divided by average loans for the reporting period (total or respective product loans, as appropriate)

Net Income Allocated to Common Stockholders represents net income less preferred stock dividends and income allocated to participating securities

Net Interest Margin represents net interest income (annualized) divided by average total loans for the period

Net Yield on Interest Earning Assets represents net interest income (annualized) divided by average total interest earning assets for the period

Operating Efficiency represents total other expense divided by revenue net of interest expense

Pretax Return on Loan Receivables represents income before income taxes (annualized) divided by total average loans for the period

Payout Ratio represents capital returned to common stockholders divided by net income allocated to common stockholders

Return on Equity represents net income (annualized) divided by average total equity for the reporting period

Rewards Rate represents Credit Card rewards cost divided by Discover Card sales volume

Volume Terms
Discover Card Sales Volume represents Discover card activity related to sales net of returns

Discover Card Volume represents Discover card activity related to sales net of returns, balance transfers, cash advances and other activity

Discover Network Proprietary Volume represents gross Discover Card sales volume on the Discover Network

DISCOVER FINANCIAL SERVICES
RECONCILIATION OF GAAP TO NON-GAAP DATA
(unaudited, in millions)
	Quarter Ended
	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018
GAAP Total Common Equity	$11,296	$11,154	$10,930	$10,696	$10,567
Less: Goodwill	(255)	(255)	(255)	(255)	(255)
Less: Intangibles	(155)	(159)	(160)	(160)	(161)
Tangible Common Equity [1]	$10,886	$10,740	$10,515	$10,281	$10,151

GAAP Book Value Per Share	$38.24	$37.20	$35.97	$34.60	$33.58
Less: Goodwill	(0.83)	(0.80)	(0.80)	(0.78)	(0.77)
Less: Intangibles	(0.50)	(0.51)	(0.50)	(0.49)	(0.48)
Less: Preferred Stock	(1.81)	(1.79)	(1.76)	(1.73)	(1.70)
Tangible Common Equity Per Share	$35.10	$34.10	$32.91	$31.60	$30.63

1 Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents common equity less goodwill and intangibles. A reconciliation of TCE to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use TCE and definitions may vary, so users of this information are advised to exercise caution in comparing TCE of different companies. TCE is included because management believes that common equity excluding goodwill and intangibles is a more meaningful measure to investors of the true net asset value of the Company

Note: See Glossary of Financial Terms for definitions of financial terms